UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 24, 2007

(Date of Earliest Event Reported: September 24, 2007)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

1100 Louisiana, Suite 3300, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 821-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

A form of indenture for subordinated debt securities of Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), is attached as Exhibit 4.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

4.1                                 Form of Indenture between the Partnership and U.S. Bank National Association, as trustee, for subordinated debt securities.

12.1                           Calculation of Ratio of Earnings to Fixed Charges.

25.1                           Statement of eligibility and qualification on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank National Association to serve as trustee (relating to Indenture for Subordinated Debt Securities referred to in Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

Dated: September 24, 2007	By:	/s/ Mark A. Maki
Mark A. Maki
Principal Financial Officer
(Duly Authorized Officer)